UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): April 30, 2003

ALARIS MEDICAL, INC.

(Exact name of registrant as specified in its charter)
Delaware	1-10207	13-3492624

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

10221 Wateridge Circle San Diego, CA 92121-1579

(Address, including zip code, of registrant’s principal executive offices)

(858) 458-7000

Registrant’s telephone number, including area code

Item 9.     Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

The following information is being furnished under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934:

On April 30, 2003, ALARIS Medical, Inc. issued the press release attached as Exhibit 99.1, reporting its results for the three months ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 30, 2003	ALARIS MEDICAL, INC. By:/s/DAVID L.SCHLOTTERBECK David L. Schlotterbeck President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
99.1	Press release of ALARIS Medical, Inc., dated April 30, 2003, reporting results for three months ended March 31, 2003